Exhibit 99.2

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands)

	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Total 2005	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Total 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Total 2007
Insurance Services Revenue	$98,560	$100,963	$104,775	$98,555	$402,853	$112,326	$112,298	$116,118	$113,716	$454,458	$125,282	$125,185	$129,211	$125,909	$505,587
Screening and Authentication Services Revenue	55,552	61,346	63,687	61,469	242,054	61,845	64,955	66,832	63,456	257,088	61,438	65,881	64,556	60,974	252,849
Business Services Revenue	45,062	42,738	43,998	37,832	169,630	37,298	36,862	35,513	35,742	145,415	35,697	36,159	36,456	33,857	142,169
Marketing Services Revenue	23,099	23,018	23,138	22,274	91,529	21,875	19,140	19,089	19,610	79,714	17,200	15,313	14,320	13,140	59,973
Royalty Revenue	797	526	954	121	2,398	—	—	—	—	—	—	—	—	—	—

Service Revenue (a)	$223,070	$228,591	$236,552	$220,251	$908,464	$233,344	$233,255	$237,552	$232,524	$936,675	$239,617	$242,538	$244,543	$233,880	$960,578

Reimbursable Expenses per EITF 01-14 (e)	6,543	6,623	7,479	7,411	28,056	6,726	5,084	4,934	6,134	22,878	4,859	5,412	5,640	5,466	21,377

Total Revenue	$229,613	$235,214	$244,031	$227,662	$936,520	$240,070	$238,339	$242,486	$238,658	$959,553	$244,476	$247,950	$250,183	$239,346	$981,955

Insurance Services Operating Income	$54,204	$55,282	$57,906	$54,278	$221,670	$60,815	$60,039	$60,594	$58,395	$239,843	$65,179	$62,727	$65,032	$65,239	$258,177
Screening and Authentication Services Operating Income	11,192	14,476	16,415	16,897	58,980	14,238	14,729	15,740	12,389	57,096	10,067	12,714	13,237	10,583	46,601
Business Services Operating Income	10,724	6,846	8,301	3,171	29,042	1,860	2,440	1,241	655	6,196	940	2,918	2,205	825	6,888
Marketing Services Operating Income	4,257	3,661	3,840	4,141	15,899	4,002	2,135	2,834	3,475	12,446	1,197	752	495	(33)	2,411
Royalty Operating Income	770	325	506	121	1,722	—	—	—	—	—	—	—	—	—	—
Corporate & Shared Expenses	(18,499)	(16,736)	(19,236)	(16,162)	(70,633)	(14,941)	(14,463)	(15,358)	(19,240)	(64,002)	(16,585)	(15,277)	(17,894)	(19,598)	(69,354)
Stock-based compensation	(1,223)	(1,447)	(1,449)	(1,471)	(5,590)	(4,975)	(4,927)	(5,990)	(6,062)	(21,954)	(5,535)	(5,528)	(5,447)	(4,721)	(21,231)

Operating Income before other charges	$61,425	$62,407	$66,283	$60,975	$251,090	$60,999	$59,953	$59,061	$49,612	$229,625	$55,263	$58,306	$57,628	$52,295	$223,492

Other charges (b):
Accelerated depreciation	—	—	—	—	—	(5,463)	—	—	—	(5,463)	—	—	—	—	—
Other operating charges (c)	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)	(5,987)	(2,740)	(116,054)	7,209	(117,572)	(1,157)	(278)	(2,499)	(87,764)	(91,698)

Operating Income (Loss) - Continuing Operations	$56,013	$56,367	$62,277	$47,660	$222,317	$49,549	$57,213	$(56,993)	$56,821	$106,590	$54,106	$58,028	$55,129	$(35,469)	$131,794

Operating Income (Loss) - Discontinued Operations	$5,075	$2,484	$2,700	$4,571	$14,830	$3,503	$3,270	$4,860	$7,835	$19,468	$2,615	$2,276	$3,013	$712	$8,616

Impairment Loss on Assets Held for Sale - Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$(58,000)	$(9,504)	$(67,504)	$(146)	$(688)	$(49,183)	$(8,901)	$(58,918)

Gain (Loss) on sale of Discontinued Operations	$—	$—	$—	$—	$—	$—	$—	$(4,941)	$(85)	$(5,026)	$(382)	$138	$(250)	$1,287	$793

Operating Margins - Continuing Operations
Insurance Services	55.0%	54.8%	55.3%	55.1%	55.0%	54.1%	53.5%	52.2%	51.4%	52.8%	52.0%	50.1%	50.3%	51.8%	51.1%
Screening and Authentication Services	20.1%	23.6%	25.8%	27.5%	24.4%	23.0%	22.7%	23.6%	19.5%	22.2%	16.4%	19.3%	20.5%	17.4%	18.4%
Business Services	23.8%	16.0%	18.9%	8.4%	17.1%	5.0%	6.6%	3.5%	1.8%	4.3%	2.6%	8.1%	6.0%	2.4%	4.8%
Marketing Services	18.4%	15.9%	16.6%	18.6%	17.4%	18.3%	11.2%	14.8%	17.7%	15.6%	7.0%	4.9%	3.5%	-0.3%	4.0%
ChoicePoint excluding other charges as a percentage of service revenue (b) (c)	27.5%	27.3%	28.0%	27.7%	27.6%	26.1%	25.7%	24.9%	21.3%	24.5%	23.1%	24.0%	23.6%	22.4%	23.3%
Operating income excluding other charges as a percentage of total revenue - continuing operations (b)	26.8%	26.5%	27.2%	26.8%	26.8%	25.4%	25.2%	24.4%	20.8%	23.9%	22.6%	23.5%	23.0%	21.8%	22.8%

Internal Growth Rates (d)
Insurance Services	11.8%	12.7%	12.4%	13.1%	12.6%	12.8%	10.1%	8.2%	11.6%	10.6%	8.0%	9.3%	11.0%	10.7%	9.7%
Screening and Authentication Services	12.2%	11.5%	12.5%	9.1%	11.3%	11.1%	5.0%	3.8%	2.3%	5.4%	-1.4%	1.2%	-3.4%	-3.9%	-1.9%
Business Services	3.1%	-3.2%	3.5%	-10.6%	-2.0%	-17.2%	-13.8%	-19.3%	-5.5%	-14.3%	-4.3%	-1.9%	-4.1%	-11.0%	-5.3%
Marketing Services	1.3%	-0.9%	-1.9%	-6.3%	-2.0%	-5.3%	-16.8%	-17.5%	-12.0%	-12.9%	-21.4%	-20.0%	-25.0%	-33.0%	-24.8%
Total ChoicePoint	8.8%	7.3%	8.9%	4.8%	7.5%	4.0%	1.3%	-1.0%	3.6%	1.9%	0.8%	2.9%	1.8%	-0.3%	1.3%

(a)	Service revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.

(b)	Management excludes these charges in its assessments of operating results.

(c)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.

(d)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

(e)	Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, service revenue and internal growth.

ChoicePoint Inc.

Operating Results by Quarter

(dollars in thousands except per share amounts)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007
Net income	$30,610	$34,861	$(72,216)	$23,667	$16,922	$30,922	$32,570	$1,251	$(32,321)	$32,424
EPS - Diluted	$0.34	$0.40	$(0.89)	$0.30	$0.20	$0.40	$0.43	$0.02	$(0.47)	$0.44
Less:
Income (loss) from discontinued operations, net of tax	2,046	2,561	3,868	(2,015)	6,460	1,809	1,729	2,691	(931)	5,298
Impairment loss on assets held for sale, net of tax			(34,918)	(6,895)	(41,813)	(90)	(424)	(30,348)	(5,492)	(36,354)
Gain (loss) on sale of discontinued operations, net of tax	—	—	(3,088)	(53)	(3,141)	(365)	129	(155)	882	491

Income from continuing operations	$28,564	$32,300	$(38,078)	$32,630	$55,416	$29,568	$31,136	$29,063	$(26,780)	$62,989
EPS from continuing operations	$0.32	$0.37	$(0.47)	$0.41	$0.65	$0.38	$0.41	$0.39	$(0.39)	$0.85

Add back other charges (a):
Accelerated depreciation expense	5,463	—	—	—	5,463	—	—	—	—	—
Other operating charges (c)	5,987	2,740	116,054	(7,209)	117,572	1,157	278	2,499	87,764	91,698
Tax provision (benefit) related to other charges	(4,541)	(1,109)	(44,416)	2,575	(47,491)	(441)	(108)	(1,000)	(33,297)	(34,846)

Income from continuing operations excluding other charges (a)(c)	$35,473	$33,931	$33,560	$27,996	$130,960	$30,284	$31,306	$30,562	$27,687	$119,841
EPS from continuing operations excluding other charges (a)(c)	$0.40	$0.39	$0.40 (b)	$0.35	$1.54	$0.39	$0.41	$0.41	$0.39 (b)	$1.61

Wtd Avg Shares - diluted	88,804	87,736	81,551	79,782	84,986	77,362	75,852	73,829	68,825	74,423

(a)	The Company has presented this information with and without these items because they represent costs that management excludes in its assessment of operating results of the business.

(b)	EPS from continuing operations excluding other charges for the fourth quarter of 2007 and the third quarter of 2006 is calculated based upon weighted average diluted shares of 70,263 and 83,533 respectively. The dilutive effect of stock options and other share-based awards is included in the calculation of EPS from continuing operations excluding other charges because such effect is dilutive.

(C)	Other operating charges include specific expenses related to the fraudulent data access, lease abandonments, merger-related costs, unusual items, realignment charges, and other charges as follows:

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007
Asset impairments - Marketing Services segment	$—	$—	$110,000	$(10,600)	$99,400				$85,983	$85,983
Asset impairments	3,940	1,497	4,721	562	10,720	279	26	199	353	857
Nonmerger severance	1,115	658	410	—	2,183	174	1,614	1,512	1,103	4,403
Lease abandonments	150	(386)	—	1,996	1,760	137	139	957	144	1,377
Expenses related to fraudulent data access	782	971	923	833	3,509	567	(1,501)	112	177	(645)
Other, net	—	—	—	—	—	—	—	(281)	4	(277)

Total other operating charges	$5,987	$2,740	$116,054	$(7,209)	$117,572	$1,157	$278	$2,499	$87,764	$91,698

ChoicePoint Inc.

Cash Flow and Balance Sheet Highlights

(dollars in thousands)

Reconciliation of net cash provided by operating activities to net free cash flow

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007
Net cash provided by operating activities - continuing operations	$36,442	$26,624	$92,783	$44,779	$200,628	$37,770	$71,899	$62,612	$46,434	$218,715
Additions to property and equipment	5,319	5,923	3,354	8,586	23,182	4,226	3,268	5,520	3,672	16,686
Additions to other assets, net	8,544	10,595	7,718	1,927	28,784	6,308	8,229	6,750	8,773	30,060

Total capital expenditures	13,863	16,518	11,072	10,513	51,966	10,534	11,497	12,270	12,445	46,746
Net free cash flow - continuing operations	$22,579	$10,106	$81,711	$34,266	$148,662	$27,236	$60,402	$50,342	$33,989	$171,969
Cash paid related to the fraudulent data access	3,820	2,721	2,008	1,625	10,174	1,023	1,202	616	284	3,125

Net free cash flow from continuing operations excluding cash paid related to the fraudulent data access	$26,399	$12,827	$83,719	$35,891	$158,836	$28,259	$61,604	$50,958	$34,273	$175,094

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007
Depreciation and Amortization
Insurance Services	$2,998	$3,072	$4,023	$4,203	$14,296	$4,154	$4,657	$4,502	$4,545	$17,858
Screening and Authentication Services	3,106	3,231	3,373	3,592	13,302	3,730	3,979	3,938	3,819	15,466
Business Services	5,168	4,580	4,592	4,903	19,243	4,533	4,328	4,223	3,596	16,680
Marketing Services	1,608	1,695	1,658	1,629	6,590	1,340	1,257	1,254	1,276	5,127
Unallocated & Other	2,508	2,454	2,401	2,293	9,656	2,343	2,126	2,218	1,926	8,613
Accelerated Depreciation	5,463	—	—	—	5,463	—	—	—	—	—

Total Continuing Operations	$20,851	$15,032	$16,047	$16,620	$68,550	$16,100	$16,347	$16,135	$15,162	$63,744

Calculation of Net Debt and Net Debt to Total Book Capital Ratio

	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006		March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007
Short-term debt and current maturities of long-term debt	$100,010	$101,810	$75,011	$100,011		$110,011	$90,011	$—	$80,000
Long-term debt, less current maturities	105,032	95,031	315,030	315,028		350,025	335,019	515,000	530,000

Total Debt	205,042	196,841	390,041	415,039		460,036	425,030	515,000	610,000
Cash and cash equivalents	(8,499)	(5,337)	(37,229)	(26,612)		(39,242)	(27,544)	(37,487)	(20,189)

Net Debt	196,543	191,504	352,812	388,427		420,794	397,486	477,513	589,811
Net Debt	196,543	191,504	352,812	388,427		420,794	397,486	477,513	589,811
Book Value of Shareholders’ Equity	968,875	1,015,991	721,944	663,647		614,409	618,884	490,320	309,922

Total Capitalization	1,165,418	1,207,495	1,074,756	1,052,074		1,035,203	1,016,370	967,833	899,733
Net debt to total book capital ratio	16.9%	15.9%	32.8%	36.9%		40.6%	39.1%	49.3%	65.6%

Calculation of EBITDA and Ratio of Net Debt to EBITDA Ratio (d)

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Fiscal Year 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Fiscal Year 2007
Net Income - as reported	$30,610	$34,861	$(72,216)	$23,667	$16,922	$30,922	$32,570	$1,251	$(32,321)	$32,424
Loss from discontinued operations, net of taxes	2,046	2,561	(34,138)	(8,963)	(38,494)	1,354	1,434	(27,812)	(5,541)	(30,565)

Income from Continuing Operations	28,564	32,300	(38,078)	32,630	55,416	29,568	31,136	29,063	(26,780)	62,989
Provision for income taxes	18,783	21,951	(23,609)	18,129	35,254	18,223	20,529	19,375	(16,354)	41,773
Interest expense	2,205	2,960	4,693	6,062	15,920	6,316	6,361	6,690	7,665	27,032

Operating Income (Loss) - Continuing Operations	49,552	57,211	(56,994)	56,821	106,590	54,107	58,026	55,128	(35,469)	131,794
Add back: Other charges (a):
Other operating charges (b)	5,987	2,740	116,054	(7,209)	117,572	1,157	278	2,499	87,764	91,698

Operating Income (Loss) - Continuing Operations - As Adjusted	55,539	59,951	59,060	49,612	224,162	55,264	58,304	57,627	52,295	223,492
Depreciation and amortization	20,851	15,032	16,047	16,620	68,550	16,100	16,347	16,135	15,162	63,744
Stock-based compensation	4,975	4,927	5,990	6,062	21,954	5,535	5,528	5,447	4,721	21,231

Earnings before Interest, Taxes, Depreciation & Amortization (EBITDA)	$81,365	$79,910	$81,097	$72,294	$314,666	$76,899	$80,179	$79,209	$72,178	$308,467

EBITDA - Trailing 12 Months				$314,666		$310,200	$310,470	$308,582	$308,467

Net Debt to EBITDA Ratio (c)				1.23		1.36	1.28	1.55	1.91

(a)	Management excludes these charges in its assessments of operating results.

(b)	Other operating charges include specific expenses related to the fraudulent data access, asset impairment, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.

(c)	To supplement the Company’s balance sheet information presented on a GAAP basis, the Company also uses “net debt to EBITDA ratio”. Net debt to EBITDA ratio is a non-GAAP measure, which may be determined or calculated differently by other companies, and is obtained by dividing the Company’s net debt as of a specific date by its EBITDA for the specified period ending on such date. Net debt is calculated by subtracting cash and cash equivalents from total debt. The Company defines EBITDA as net income from continuing operations before taxes, interest, other operating charges, depreciation and amortization, including amortization associated with stock-based compensation.

The Company’s net debt to EBITDA ratio is required to be calculated by the Company’s loan covenants and Management uses it to evaluate the Company’s ability to repay or refinance its debt obligations. Management believes that net debt is a useful measure because it represents the amount of debt obligations that are not covered by available cash and temporary investments. Management believes that EBITDA is a useful measure in this context because it assists management in comparing the Company’s performance on a consistent basis without regard to depreciation and amortization, which are non-cash in nature and can vary significantly depending upon accounting methods or non-operating factors such as historical cost.

The Company’s net debt to EBITDA ratio should not be considered in isolation or as a substitute for a ratio of GAAP total debt to net income. The Company strongly encourages investors to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Other companies may use different methodologies for calculating their non-GAAP financial measures and, accordingly, the Company’s non-GAAP financial measures may not be comparable to those measures.